Exhibit 10.1

Execution Version

NINTH AMENDMENT TO CREDIT AGREEMENT

THIS NINTH AMENDMENT TO CREDIT AGREEMENT, dated as of May 29, 2019 (this “Ninth Amendment”), by and among Vistra Operations Company LLC (formerly known as TEX Operations Company LLC), a Delaware limited liability company (the “Borrower”), Vistra Intermediate Company LLC (formerly known as TEX Intermediate Company LLC), a Delaware limited liability company (“Holdings”), the other Credit Parties (as defined in the Credit Agreement referred to below) party hereto, SunTrust Bank (the “2019 Incremental Revolving Loan Lender”), and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent and as Collateral Agent. Capitalized terms used but not defined herein shall have the meaning provided in the Credit Agreement (as defined below).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of October 3, 2016 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time prior to the Ninth Amendment Effective Date referred to below, the “Credit Agreement”), among Holdings, the Borrower, the Lenders party thereto, the Letter of Credit Issuers party thereto, the Administrative Agent, the Collateral Agent and the other parties named therein;

WHEREAS, the 2019 Incremental Revolving Loan Lender is an existing Revolving Credit Lender and a Lender, and desires to increase its existing Revolving Credit Commitment as more specifically provided herein; and

WHEREAS, the Borrower intends to establish a New Revolving Credit Commitment by, among other things, entering into an Incremental Amendment with the 2019 Incremental Revolving Loan Lender as set forth herein, in each case subject to the terms and conditions hereof and the Credit Agreement (as modified hereby);

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

A.	Amendments to Credit Documents.

1.    Amendments and Consents to Credit Agreement. On the Ninth Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a)	Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

“Ninth Amendment” means that certain Ninth Amendment, dated as of May 29, 2019, among Holdings, the Borrower, the other Credit Parties, the Administrative Agent, the Collateral Agent and the Lenders party thereto.

“Ninth Amendment Effective Date” shall have the meaning provided in the Ninth Amendment.

(b)

The last sentence of the definition of “Revolving Credit Commitment” appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting said sentence in its entirety and inserting the following new sentence in lieu thereof:

Prior to the 2016 Incremental Amendment Effective Date, the aggregate amount of the Revolving Credit Commitments of all Lenders was $750,000,000, from and after the 2016 Incremental Amendment Effective Date and prior to the Seventh Amendment Effective Date, the aggregate amount of the Revolving Credit Commitments of all Lenders was $860,000,000, from and after the Seventh Amendment Effective Date and prior to the

Eighth Amendment Effective Date, the aggregate amount of the Revolving Credit Commitments of all Lenders was $2,500,000,000, from and after the Eighth Amendment Effective Date and prior to the Ninth Amendment Effective Date, the aggregate amount of the Revolving Credit Commitments of all Lenders was $2,675,000,000, and on the Ninth Amendment Effective Date, the aggregate amount of the Revolving Credit Commitments of all Lenders is $2,725,000,000.

(c)	The last sentence of Section 2.14(f) of the Credit Agreement is hereby amended by deleting said sentence in its entirety and inserting the following new sentence in lieu thereof:

For the avoidance of doubt, each of the 2016 Incremental Term Loans and New Revolving Credit Commitments made or effected pursuant to the 2016 Incremental Amendment, the 2018 Incremental Term Loans and New Revolving Credit Commitments made or effected pursuant to the Seventh Amendment, the New Revolving Credit Commitments effected pursuant to the Eighth Amendment and the New Revolving Credit Commitment effected pursuant to the Ninth Amendment all constitute Incremental Term Loan Commitments and Incremental Revolving Credit Commitments, as applicable, established pursuant to and in accordance with this Section 2.14.

B.	Special Provisions Applicable to 2019 Incremental Revolving Credit Commitment.

The 2019 Incremental Revolving Loan Lender hereby agrees to provide a New Revolving Credit Commitment in the aggregate principal amount set forth opposite its name on Schedule I annexed hereto (such New Revolving Credit Commitment, the “2019 Incremental Revolving Credit Commitment”), on the terms and subject to the conditions set forth below and in the Credit Agreement (as modified hereby) (the “2019 Revolving Commitment Increase”).

The 2019 Incremental Revolving Loan Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents and the schedules and exhibits thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Ninth Amendment; (ii) agrees that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement (as modified hereby); (iii) confirms and reaffirms its appointment and authorization of each Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents (in each case, as modified hereby) as are delegated to such Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will continue to perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement (as modified hereby) are required to be performed by it as a New Revolving Loan Lender, a Revolving Credit Lender and a Lender.

The 2019 Incremental Revolving Loan Lender hereby agrees to provide the 2019 Incremental Revolving Credit Commitment on the Ninth Amendment Effective Date (and make Revolving Credit Loans and participate in Revolving Letters of Credit with respect thereto) on the terms and conditions set forth herein and in the Credit Agreement (as modified hereby) and in the other Credit Documents. This Ninth Amendment constitutes the notice required to be given by the Borrower pursuant to Section 2.14 of the Credit Agreement.

1.    2019 Incremental Revolving Credit Commitment. (a) The parties hereby agree that on the Ninth Amendment Effective Date, (i) the Total Revolving Credit Commitment and the aggregate amount of the Revolving Credit Commitments under the Credit Agreement shall increase by the aggregate amount of the 2019 Incremental Revolving Credit Commitment and (ii) the Borrower and the Administrative Agent, as the case may be, shall take all actions, if any, contemplated by clause (b)(x) of Section 2.14 of the Credit Agreement (including any prepayments and reborrowings (or deemed prepayments and reborrowings) of Revolving Credit Loans requested by the Administrative Agent after giving effect to the 2019 Revolving Commitment Increase).

(b)    Simultaneously with the effectiveness of the 2019 Incremental Revolving Credit Commitment, the section of Schedule 1.1(a) to the Credit Agreement entitled “Revolving Credit Commitments” shall be amended and restated in its entirety as follows (and there shall be an automatic corresponding adjustment to the Revolving Credit Commitment Percentage of each Revolving Credit Lender in the aggregate Revolving Letter of Credit Exposure (and Revolving L/C Participations) to reflect the new Revolving Credit Percentage of each Revolving Credit Lender in the aggregate Revolving Letter of Credit Exposure (and Revolving L/C Participations) resulting from the 2019 Revolving Commitment Increase effected hereby and the amendment and restatement of such section of Schedule 1.1(a) to the Credit Agreement effected pursuant to this clause (b)):

Revolving Credit Lender	Revolving Credit Commitment
Citibank, N.A.	$200,000,000
Credit Suisse AG, Cayman Islands Branch	$200,000,000
Barclays Bank PLC	$175,000,000
BNP Paribas	$175,000,000
Credit Agricole Corporate and Investment Bank	$175,000,000
Deutsche Bank AG New York Branch	$175,000,000
Goldman Sachs Bank USA	$175,000,000
JPMorgan Chase Bank, N.A.	$175,000,000
Mizuho Bank, Ltd.	$175,000,000
Morgan Stanley Senior Funding, Inc.	$40,000,000
Morgan Stanley Bank, N.A.	$135,000,000
MUFG Bank, Ltd.	$175,000,000
Natixis, New York Branch	$175,000,000
Royal Bank of Canada	$175,000,000
SunTrust Bank	$175,000,000
UBS AG, Stamford Branch	$50,000,000
Bank of Montreal, Chicago Branch	$175,000,000
TOTAL:	$2,725,000,000

(c)    The 2019 Incremental Revolving Credit Commitment shall (i) become a part of the existing Class of Revolving Credit Commitments for all purposes of the Credit Agreement and the other Credit Documents and (ii) together with all related Revolving Credit Exposure, be subject to the same prepayment provisions, Maturity Date and other terms and conditions applicable to the existing Revolving Credit Commitments and Revolving Credit Loans (and related Revolving Credit Exposure) under the Credit Agreement and the other Credit Documents.

2.    2019 Incremental Revolving Loan Lender. The 2019 Incremental Revolving Loan Lender acknowledges and agrees that it is an existing “Revolving Credit Lender” and a “Lender” and that upon its execution of this Ninth Amendment and the provision of its 2019 Incremental Revolving Credit Commitment that it shall become a “New Revolving Loan Lender” with respect to the 2019

Incremental Revolving Credit Commitment under, and for all purposes of, the Credit Agreement and the other Credit Documents (in each case, as modified hereby), and shall be (or continue to be, as applicable) subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a New Revolving Loan Lender, a Revolving Credit Lender and a Lender thereunder.

C.    Conditions Precedent. This Ninth Amendment shall become effective as of the first date (the “Ninth Amendment Effective Date”) when each of the conditions set forth in this Section C shall have been satisfied:

1.    The Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of (a) the Borrower, (b) each of the other Credit Parties, (c) the 2019 Incremental Revolving Loan Lender and (d) the Administrative Agent and the Collateral Agent.

2.     The Borrower shall have, to the extent invoiced at least three Business Days prior to the Ninth Amendment Effective Date, reimbursed or paid all reasonable and documented out-of-pocket expenses in connection with this Ninth Amendment and any other reasonable and documented out-of-pocket expenses of the Administrative Agent and the 2019 Incremental Revolving Loan Lender with respect to this Ninth Amendment, including the reasonable and documented out-of-pocket fees, charges and disbursements of counsel for the Administrative Agent and the 2019 Incremental Revolving Loan Lender (and any Affiliate thereof) as required to be paid or reimbursed pursuant to the Credit Agreement.

3.    The Administrative Agent shall have received a customary legal opinion of (i) Stephanie Zapata Moore, Executive Vice President and General Counsel of Vistra Energy Corp., and (ii) Latham & Watkins LLP, New York counsel to the Credit Parties, in each case, addressed to each Revolving Credit Lender party to the Credit Agreement (as modified hereby) (including the 2019 Incremental Revolving Loan Lender), each Revolving Letter of Credit Issuer, the Administrative Agent and the Collateral Agent, dated as of the Ninth Amendment Effective Date and in form and substance reasonably satisfactory to the Administrative Agent.

4.    The Administrative Agent shall have received (w) a certificate from the Chief Financial Officer or Senior Vice President and Treasurer of the Borrower, dated the Ninth Amendment Effective Date, substantially in the form of the certificate provided pursuant to Section 6.9 of the Credit Agreement (with appropriate adjustments to reflect the incurrence of the 2019 Incremental Revolving Credit Commitment (and any related Revolving Credit Loans)) and certifying that, immediately after giving effect to this Ninth Amendment and the 2019 Revolving Commitment Increase and the other transactions contemplated hereby, the Borrower and its Subsidiaries, on a consolidated basis, are Solvent, (x) a certificate of good standing (or subsistence) with respect to each Credit Party from the Secretary of State (or similar official) of the State of such Credit Party’s organization, (y) a closing certificate executed by an Authorized Officer of the Borrower, dated the Ninth Amendment Effective Date, certifying as to the accuracy (with respect to clauses (i), (ii) and (iii) of Section D.2. of this Ninth Amendment, in all material respects) of the matters set forth in Section D.2. of this Ninth Amendment and (z) a certificate executed by an Authorized Officer of the Borrower, dated the Ninth Amendment Effective Date, certifying as to the incumbency and specimen signature of each officer of a Credit Party executing this Ninth Amendment or any other document delivered in connection herewith on behalf of any Credit Party and attaching (A) a true and complete copy of the certificate of incorporation (or other applicable charter document) of each Credit Party, including all amendments thereto, as in effect on the Ninth Amendment Effective Date, certified as of a recent date by the Secretary of State (or analogous official) of the jurisdiction of its organization, that has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (x) above, (B) a true and complete copy of, or certification that there have been no changes to, the by-laws (or other applicable operating agreements) of each Credit Party as in effect on the Ninth Amendment Effective Date and (C) a true and complete copy of resolutions duly adopted or written consents duly executed by the board of directors (or equivalent governing body or any committee thereof) of each Credit Party authorizing the execution, delivery and performance of this Ninth Amendment, the performance of the Credit Agreement and the other Credit Documents (in each case, as modified hereby), the incurrence of the 2019 Revolving Commitment Increase and the other transactions contemplated by this Ninth Amendment and certifying that such resolutions or written consents have not been modified, rescinded or amended and are in full force and effect.

5.    No Default or Event of Default shall have occurred and be continuing (both immediately before and immediately after giving effect to this Ninth Amendment and the 2019 Revolving Commitment Increase and the other transactions contemplated by this Ninth Amendment).

6.    The Administrative Agent shall have received a certificate, dated as of the Ninth Amendment Effective Date and executed by an Authorized Officer of the Borrower, certifying that (a) all of the conditions in clauses C.1 through C.5 (inclusive) above have been satisfied on such date, (b) the Borrower is in compliance with the requirements of Section 2.14 of the Credit Agreement and (c) the 2019 Incremental Revolving Credit Commitment were made available, in reliance on clause (3)(x) of the definition of “Maximum Incremental Facilities Amount” set forth in the Credit Agreement.

D.	Other Terms.

1.    Credit Agreement Governs. Except as expressly set forth in this Ninth Amendment, the 2019 Incremental Revolving Credit Commitment (and the related Revolving Credit Exposure) shall otherwise be subject to the provisions of the Credit Agreement and the other Credit Documents (in each case, as modified hereby).

2.    Credit Party Certifications. By execution of this Ninth Amendment, each Credit Party hereby certifies, solely with respect to itself and on behalf of the applicable Credit Party and not in his/her individual capacity, that as of the Ninth Amendment Effective Date:

(i)

such Credit Party has the corporate or other organizational power and authority to execute and deliver this Ninth Amendment and carry out the terms and provisions of this Ninth Amendment and the Credit Agreement and the other Credit Documents (in each case, as modified hereby) and has taken all necessary corporate or other organizational action to authorize the execution and delivery of this Ninth Amendment and performance of this Ninth Amendment and the Credit Agreement and the other Credit Documents (in each case, as modified hereby);

(ii)

such Credit Party has duly executed and delivered this Ninth Amendment and each of this Ninth Amendment and the Credit Agreement and the other Credit Documents (in each case, as modified hereby) constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law) (provided that, with respect to the creation and perfection of security interests with respect to Indebtedness, Stock and Stock Equivalents of Foreign Subsidiaries, only to the extent the creation and perfection of such obligation is governed by the Uniform Commercial Code);

(iii)

none of the execution and delivery by such Credit Party of this Ninth Amendment, the performance by such Credit Party of this Ninth Amendment and the Credit Agreement and the other Credit Documents (in each case, as modified hereby) or the compliance with the terms and provisions hereof or thereof or the consummation of the transactions contemplated hereby will (a) contravene any applicable provision of any material Applicable Law (including material Environmental Laws) other than any contravention which would not reasonably be expected to result in a Material Adverse Effect, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any Lien upon any of the property or assets of Holdings, the Borrower or any Restricted Subsidiary (other than Liens created under the Credit Documents, Permitted Liens or Liens subject to an intercreditor agreement permitted hereby or the Collateral Trust Agreement) pursuant to the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust or other material debt agreement or instrument to which Holdings, the Borrower or any Restricted Subsidiary is a party or by which it or any of its property or assets is bound other than any such breach, default or Lien that would not reasonably be expected to result in a Material Adverse Effect, or (c) violate any provision of the Organizational Documents of such Credit Party;

(iv)

the representations and warranties of such Credit Party contained in the Credit Agreement and the other Credit Documents (in each case, as modified hereby) are true and correct in all material respects on and as of the Ninth Amendment Effective Date (both before and after giving effect thereto) to the same extent as though made on and as of the Ninth Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date;

(v)	no Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated hereby (including the 2019 Revolving Commitment Increase); and

(vi)	the Borrower falls under an express exclusion from the “legal entity customer” definition under 31 C.F.R. §1010.230(e)(2). The applicable exclusion is 31 C.F.R. §1020.315(b)(5).

3.

Borrower Covenants. By its execution of this Ninth Amendment, the Borrower hereby covenants that the Borrower shall make any payments required pursuant to Section 2.11 of the Credit Agreement in connection with the Revolving Credit Loans related to the 2019 Incremental Revolving Credit Commitment.

4.

Recordation of the New Commitments and Loans. On the Ninth Amendment Effective Date (promptly after giving effect thereto), the Administrative Agent will record the 2019 Incremental Revolving Credit Commitment provided by the 2019 Incremental Revolving Loan Lender (and related Revolving Credit Loans) (and the Administrative Agent will take into account and make an appropriate record of the amended and restated schedule of Revolving Credit Commitments set forth in Section B.1.b. of this Ninth Amendment), in each case, in the Register.

5.

Amendment, Modification and Waiver. This Ninth Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered in accordance with the provisions of Section 13.1 of the Credit Agreement.

6.

Entire Agreement. This Ninth Amendment, the Credit Agreement (as modified hereby) and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

7.	GOVERNING LAW. THIS NINTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8.

Severability. Any term or provision of this Ninth Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Ninth Amendment or affecting the validity or enforceability of any of the terms or provisions of this Ninth Amendment in any other jurisdiction. If any provision of this Ninth Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

9.

Counterparts. This Ninth Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Delivery of a counterpart to this Ninth Amendment by electronic means shall be as effective as delivery of an original counterpart hereof.

10.	Submission to Jurisdiction. Each party hereto irrevocably and unconditionally:

a.

submits for itself and its property in any legal action or proceeding relating to this Ninth Amendment and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

b.

consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

c.

agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at such address of which the Administrative Agent shall have been notified pursuant to Section 13.2 of the Credit Agreement;

d.	agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction;

e.

subject to the last paragraph of Section 13.5 of the Credit Agreement, waives, to the maximum extent not prohibited by Applicable Law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section D.10 any special, exemplary, punitive or consequential damages; and

f.	agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.

11.    Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS NINTH AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

12.    Reaffirmation. By executing and delivering a counterpart hereof, (i) each Credit Party hereby agrees that, as of the Ninth Amendment Effective Date and after giving effect to this Ninth Amendment and the transactions contemplated hereby, all Obligations of the Borrower (including, without limitation, the Revolving Credit Exposure with respect to the 2019 Incremental Revolving Credit Commitment) shall be guaranteed pursuant to the Guarantee in accordance with the terms and provisions thereof and shall be secured pursuant to the Security Documents in accordance with the terms and provisions thereof; (ii) each Credit Party hereby (A) agrees that, notwithstanding the effectiveness of this Ninth Amendment, as of the Ninth Amendment Effective Date and after giving effect thereto, the Security Documents continue to be in full force and effect, (B) agrees that, as of the Ninth Amendment Effective Date and after giving effect to this Ninth Amendment and the transactions contemplated hereby, all of the Liens and security interests created and arising under each Security Document to which it is a party remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for its Obligations under the Credit Documents (as modified hereby) to which it is a party, in each case, to the extent provided in, and subject to the limitations and qualifications set forth in, such Credit Documents (as modified hereby) and (C) affirms and confirms all of its obligations and liabilities under the Credit Agreement and each other Credit Document (as modified hereby) to which it is a party, in each case after giving effect to this Ninth Amendment and the transactions contemplated hereby, including its guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Security Documents (as modified hereby) to which it is a party to secure such Obligations, all as provided in the Security Documents (as modified hereby), and acknowledges and agrees that, as of the Ninth Amendment Effective Date, such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Credit Documents, in each case after giving effect to this Ninth Amendment and the 2019 Revolving Commitment Increase effected hereby and the other transactions contemplated hereby; and (iii) each Guarantor agrees that nothing in the Credit Agreement, this Ninth Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement.

13.    Miscellaneous. This Ninth Amendment shall constitute a Credit Document for all purposes of the Credit Agreement and the other Credit Documents (in each case, as modified hereby) and shall also constitute an Incremental Amendment. The provisions of this Ninth Amendment are deemed incorporated as of the Ninth Amendment Effective Date into the Credit Agreement as if fully set forth therein. Except as specifically modified by this Ninth Amendment, (i) the Credit Agreement and the other Credit Documents shall remain in full force and effect and (ii) the execution, delivery and performance of this Ninth Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

[SIGNATURES APPEAR ON THE FOLLOWING PAGES]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Ninth Amendment as of the date first set forth above.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and Collateral Agent

By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Authorized Signatory

By:	/s/ Andrew Griffin
Name:	Andrew Griffin
Title:	Authorized Signatory

[Signature Page to Vistra Operations Company Ninth Amendment]

SUNTRUST BANK, as 2019 Incremental Revolving Loan Lender

By:	/s/ Peter Almond
Name:	Peter Almond
Title:	Managing Director

[Signature Page to Vistra Operations Company Ninth Amendment]

VISTRA OPERATIONS COMPANY LLC, as Borrower

By:	/s/ Kristopher E. Moldovan
Name:	Kristopher E. Moldovan
Title:	Senior Vice President and Treasurer

VISTRA INTERMEDIATE COMPANY LLC, as Holdings

By:	/s/ Kristopher E. Moldovan
Name:	Kristopher E. Moldovan
Title:	Senior Vice President and Treasurer

[Signature Page to Vistra Operations Company Ninth Amendment]

ANP BELLINGHAM ENERGY COMPANY, LLC
ANP BLACKSTONE ENERGY COMPANY, LLC
BIG BROWN POWER COMPANY LLC
CALUMET ENERGY TEAM, LLC
CASCO BAY ENERGY COMPANY, LLC
COFFEEN AND WESTERN RAILROAD COMPANY
COLETO CREEK POWER, LLC
COMANCHE PEAK POWER COMPANY LLC
DALLAS POWER & LIGHT COMPANY, INC.
DYNEGY ADMINISTRATIVE SERVICES COMPANY
DYNEGY ASSOCIATES NORTHEAST LP, INC.
DYNEGY COAL GENERATION, LLC
DYNEGY COAL HOLDCO, LLC
DYNEGY COAL TRADING & TRANSPORTATION, L.L.C.
DYNEGY COMMERCIAL ASSET MANAGEMENT, LLC
DYNEGY CONESVILLE, LLC
DYNEGY DICKS CREEK, LLC
DYNEGY ENERGY SERVICES (EAST), LLC
DYNEGY ENERGY SERVICES, LLC
DYNEGY FAYETTE II, LLC
DYNEGY GAS IMPORTS, LLC
DYNEGY HANGING ROCK II, LLC
DYNEGY KENDALL ENERGY, LLC
DYNEGY KILLEN, LLC
DYNEGY MARKETING AND TRADE, LLC
DYNEGY MIAMI FORT, LLC
DYNEGY MIDWEST GENERATION, LLC
DYNEGY MORRO BAY, LLC
DYNEGY MOSS LANDING, LLC
DYNEGY NORTHEAST GENERATION GP, INC.
DYNEGY OAKLAND, LLC
DYNEGY OPERATING COMPANY
DYNEGY POWER GENERATION INC.
DYNEGY POWER MARKETING, LLC
DYNEGY POWER, LLC
DYNEGY RESOURCE II, LLC
DYNEGY RESOURCES GENERATING HOLDCO, LLC
DYNEGY SOUTH BAY, LLC
DYNEGY STUART, LLC
DYNEGY WASHINGTON II, LLC
DYNEGY ZIMMER, LLC
ENNIS POWER COMPANY, LLC

[Signature Page to Vistra Operations Company Ninth Amendment]

EQUIPOWER RESOURCES CORP.
FORNEY PIPELINE, LLC
GENERATION SVC COMPANY
HAVANA DOCK ENTERPRISES, LLC
HAYS ENERGY, LLC
HOPEWELL POWER GENERATION, LLC
ILLINOIS POWER GENERATING COMPANY
ILLINOIS POWER MARKETING COMPANY
ILLINOIS POWER RESOURCES GENERATING, LLC
ILLINOIS POWER RESOURCES, LLC
ILLINOVA CORPORATION
IPH, LLC
KINCAID GENERATION, L.L.C.
LA FRONTERA HOLDINGS, LLC
LAKE ROAD GENERATING COMPANY, LLC
LIBERTY ELECTRIC POWER, LLC
LONE STAR ENERGY COMPANY, INC.
LONE STAR PIPELINE COMPANY, INC.
LUMINANT ENERGY COMPANY LLC
LUMINANT ENERGY TRADING CALIFORNIA COMPANY
LUMINANT ET SERVICES COMPANY LLC
LUMINANT GENERATION COMPANY LLC
LUMINANT MINING COMPANY LLC
MASSPOWER, LLC
MIDLOTHIAN ENERGY, LLC
MILFORD POWER COMPANY, LLC
NCA RESOURCES DEVELOPMENT COMPANY LLC
NEPCO SERVICES COMPANY
NORTHEASTERN POWER COMPANY
OAK GROVE MANAGEMENT COMPANY LLC
ONTELAUNEE POWER OPERATING COMPANY, LLC
PLEASANTS ENERGY, LLC
RICHLAND-STRYKER GENERATION LLC
SANDOW POWER COMPANY LLC
SITHE ENERGIES, INC.
SITHE/INDEPENDENCE LLC
SITHE/INDEPENDENCE POWER PARTNERS, L.P.
SOUTHWESTERN ELECTRIC SERVICE COMPANY, INC.
TEXAS ELECTRIC SERVICE COMPANY, INC.
TEXAS ENERGY INDUSTRIES COMPANY, INC.
TEXAS POWER & LIGHT COMPANY, INC.

[Signature Page to Vistra Operations Company Ninth Amendment]

TEXAS UTILITIES COMPANY, INC.
TEXAS UTILITIES ELECTRIC COMPANY, INC.
T-FUELS, LLC
TXU ELECTRIC COMPANY, INC.
TXU ENERGY RETAIL COMPANY LLC
TXU RETAIL SERVICES COMPANY
UPTON COUNTY SOLAR 2, LLC
VALUE BASED BRANDS LLC
VISTRA ASSET COMPANY LLC
VISTRA CORPORATE SERVICES COMPANY
VISTRA EP PROPERTIES COMPANY
VISTRA FINANCE CORP.
VISTRA PREFERRED INC.
WHARTON COUNTY GENERATION, LLC
WISE COUNTY POWER COMPANY, LLC
WISE-FUELS PIPELINE, INC., as Subsidiary Guarantors

By:	/s/ Kristopher E. Moldovan
Name:	Kristopher E. Moldovan
Title:	Senior Vice President and Treasurer

[Signature Page to Vistra Operations Company Ninth Amendment]

SCHEDULE I

2019 Incremental Revolving Loan Lender	Type of Commitment	Amount
SunTrust Bank	2019 Incremental Revolving Credit Commitment	$50,000,000
Total:	N/A	$50,000,000